Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                               March 10, 2004


                         Commission file number 0-23903

                              eAutoclaims.com, Inc.

                            --------------------
      (Exact name of small business issuer as specified in its charter)

                              Nevada 95-4583945
                             -------------------
             (State or other jurisdiction of (I.R.S. Employer incorporation or organization) Identification No.)

                110 East Douglas Road, Oldsmar, Florida 34677
           ------------------------------------------------------
                  (Address of principal executive offices)

                                 (813) 749-1020
                                 --------------
                           (Issuer's telephone number)

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      ITEM 5/ ITEM 9. OTHER EVENTS/REGULATION FD DISCLOSURE

On March 11, 2004, eautoclaims issued a press release entitled, ADP
Claims Services Group and eAutoclaims announce joint marketing agreement. A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.


The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    eAutoclaims.com, Inc.

Dated    3/15/04                                     /s/ Eric Seidel
                                                  ----------------------------
                                                    President & CEO


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